Exhibit 99.2

 OPGx-BEST1 Gene Therapy Phase 1/2 Study Low Dose Cohort 1 3-month Results  September 9, 2026

 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “aim,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Such statements include, but are not limited to, statements related to our continued clinical development, clinical results, preclinical data, and future plans for OPGx-BEST1, including the anticipated timing of dosing completion and topline data from Cohort 2 of the OPGx-BEST1 Phase 1/2 clinical trial; the outcome of our ongoing regulatory interactions with the U.S. Food and Drug Administration (the “FDA”) and our expectations regarding the design of, and potential endpoints for, of any pivotal clinical trial of OPGx-BEST1; our expectations regarding the clinical and therapeutic potential of OPGx-BEST1, including with respect to its ability to improve visual function and retinal structure in patients with BEST1-related retinal disease; our estimates of the BEST1 symptomatic patient population in the U.S. and globally; and our expectations regarding our company, its business prospects, and our results of operations. These forward-looking statements are subject to certain risks and uncertainties posed by many factors and events that could cause our actual business, prospects and results of operations to differ materially from those anticipated by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: our clinical data related to gene therapies for the treatment of inherited retinal diseases is preliminary and related to a relatively small group of patients, and, as a result, data that initially appears promising may be revised, updated, or invalidated at a later data readout and/or may ultimately not be capable of duplication in additional patients; our gene therapy product candidates are based on a novel technology that is difficult to develop and manufacture, which may result in delays and difficulties in obtaining regulatory approval; our planned clinical trials may face substantial delays, result in failure, or provide inconclusive or adverse results that may not satisfy the FDA requirements to further develop our therapeutic products; delays or difficulties associated with patient enrollment in clinical trials may affect our ability to conduct and complete those clinical trials and obtain necessary regulatory approvals; changes in regulatory requirements could result in increased costs or delays in development timelines; we depend heavily on the success of our product pipeline; if we fail to find strategic partners or fail to adequately develop or commercialize our pipeline products, our business will be materially harmed; we have not generated significant revenue from sales of any products and expect to incur losses for the foreseeable future; our future viability is difficult to assess due to our short operating history and our future need for substantial additional capital, access to which could be limited by any adverse developments that affect the financial services markets; we rely on third parties for material aspects of our business, such as conducting our nonclinical and clinical trials and supplying and manufacturing bulk drug substances, which exposes us to certain risks; and those risks and uncertainties described under the heading “Risk Factors” included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and our subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”). Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to revise any forward-looking statements in order to reflect events or circumstances that might subsequently arise. These forward-looking statements are based upon our current expectations and involve assumptions that may never materialize or may prove to be incorrect.  Disclosures and Forward-Looking Statements  2

 3  Management Team and KOL Participants  Ash Jayagopal, PhD, MBA  Chief Scientific & Development Officer  Sally Tucker, MCOptom, PhD  Chief Medical Officer  Rob Gagnon, CPA, MBA  Chief Financial Officer  Mark E. Pennesi, MD, PhD, FARVO Retina Foundation of the Southwest Dallas, TX  George Magrath, MD  Chief Executive Officer  Ben Yerxa, PhD  President

OPGx-BEST1 Program and Low-Dose Cohort 1 Clinical Data Highlights

OPGx-BEST1 Cohort 1 & Program Summary

- Well-tolerated with no SAEs, no DLTs, and no intraocular inflammation
- Structural and functional improvements at 3 months
- **FDA meeting aligned on potential pivotal endpoint**
  - $\geq$3 dB microperimetry improvement in $\geq$5 prespecified loci
  - In conjunction with a RCT using the PGI-S
- Phase 3 and commercial manufacturing on schedule for delivery in early 2027
- Cohort 2 overenrolled at 8 participants, weighted towards earlier stage BVMD
  - 6-month Low-Dose Cohort 1 and 3-month High Dose Cohort 2 data expected in Q2 2027
- **Pivotal trial to commence dosing in 2027**
- New epidemiology report surveying 150 eye care professionals estimates 23,600 BEST1 patients in the U.S.

TODAY'S TOPICS

01 Opus & BEST1 Overview

02 Trial Design & Topline Results

03 Participant Case Studies

04 Program Summary & Next Steps

75% of evaluable participants met the FDA-aligned microperimetry of $\geq$3 dB improvement in $\geq$5 prespecified loci

4

BEST1, bestrophin 1; DLT, dose-limiting toxicity; FDA, Food and Drug Administration; SAE, serious adverse event.; PGI-S, patient global impression – severity; RCT, randomized controlled trial

OPUS GENETICS

Building a Differentiated Gene Therapy Platform


Preclinical
IND-enabling
Phase 1/2
Phase 3
Approval
OPGx-LCA5 LCA
co-funded by FDA OOPD
OPGx-BEST1
Bestrophinopathies
OPGx-RDH12 LCA
co-funded by Global RDH12 Alliance
OPGx-MERTK RP
co-funded by FFB RD Fund & Abu Dhabi's Healthcare Research and Innovation Fund
OPGx-RHO adRP
co-funded by FFB & NIH
OPGx-NMNAT1 LCA
OPGx-CNGB1 RP
NIH-funded consortium
Undisclosed IRD GTx

All gene therapy programs have the potential to qualify for a Priority Review Voucher

Opus Genetics owns worldwide rights to all gene therapy programs.

adRP, autosomal dominant retinitis pigmentosa; BEST1, bestrophin 1; CNGB1, cyclic nucleotide-gated channel β1; FDA OOPD, Food and Drug Administration Office of Orphan Products Development; FFB, Foundation Fighting Blindness; GTx, gene therapy; LCA5, Leber congenital amaurosis 5; NIH, National Institutes of Health; RD, retinal degeneration; RDH12, retinol dehydrogenase 12; RHO, rhodopsin; RP, retinitis pigmentosa; MERTK, MER proto-oncogene tyrosine kinase; NMNAT1, nicotinamide mononucleotide adenylyltransferase.

5

OPUS GENETICS

BEST1: Group of Inherited Retinal Diseases with a Range of Onset and Slow Rate of Progression

Overview & Prevalence	• Mutations in *BEST1* have been associated with at least five clinically distinct retinal degenerative diseases, with onset from childhood to adulthood[1] • Accounts for ~3.5% of all IRDs[1] • **Global prevalence*: ~45,400** patients[2] • **U.S. prevalence: 23,600** patients (~**23,200** BVMD and ~400 ARB)[2]
Clinical Features[1,3]	• Serous retinal detachment • BVMD (most common) is characterized by vitelliform ("egg-yolk") lesion beneath the macula[1] • Macular atrophy • CNV
Symptoms[3,4]	• Loss of central vision • Metamorphopsia (distorted vision) • Scotoma (blind spot) • Photophobia[4]

Most Common BEST1 Phenotypes



BVMD ARB

Prevalence	
BVMD 23,200 (98%)	ARB 400 (2%)

*Global prevalence estimate includes United States, EU4 (France, Spain, Germany, & Italy), UK, Middle East/North Africa, and China.

ARB, autosomal recessive bestrophinopathy; BEST1, bestrophin 1; BVMD, best vitelliform macular dystrophy; CNV, choroidal neovascularization; IRD, inherited retinal disease.

1. Amato A, et al. *Saudi J Ophthalmol.* 2023;37(4):287-295. 2. BEST1 Market Landscape Quantitative Market Research, Triangle Insights Group, Q3 2026. 3. Johnson AA, et al. *Prog Retin Eye Res.* 2017;58:45-69.
4. Tripathy K, et al. StatPearls [Internet]. Treasure Island (FL): StatPearls Publishing; 2024.

6

OPUS GENETICS

BEST1 Disease Biology

- ***BEST1* gene encodes for bestrophin-1**, a homopentameric (i.e. 5 identical monomers) Ca^{2+}-activated chloride channel required for RPE maintenance and retinal physiology
- ***BEST1* mutations in BVMD disrupt cellular ion and fluid homeostasis** resulting in electrophysiological abnormalities, RPE dysfunction, and retinal degeneration via:
  - Defective **clearance of toxic waste** products (e.g., lipid deposits)
  - **Impaired RPE-photoreceptor interactions** (e.g., defective phagocytosis)
  - **Build-up of vitelliform material** (toxic waste products) and fluid under the retina

Vitelliform material occurs early and is the hallmark of Best Vitelliform Macular Dystrophy. Subretinal fluid occurs late in disease and pools in atrophic areas.


STAGE 1
Pre-vitelliform
VITELLIFORM DEPOSITS
Photoreceptors
Retinal Pigment Epithelium
Bruch's Membrane
Choriocapillaris
STAGE 2
Vitelliform
VITELLIFORM LESION
STAGE 3
Pseudohypopyon
PSEUDOHYPOPYON
STAGE 4
Vitelliruptive
SUBRETINAL FLUID
FRAGMENTED VITELLIFORM MATERIAL
STAGE 5
Atrophy/Fibrosis
ATROPHY
Cohort 1 Participants

Stages of BVMD

7

BEST1, bestrophin 1; BVMD, best vitelliform macular dystrophy; RPE, retinal pigment epithelium.
Guziewicz KE, et al. *Prog Retin Eye Res.* 2017;58:70-88.

 8  Trial Design &  Topline Cohort 1 Results  Sally Tucker, MCOptom, PhD Chief Medical Officer

OPGx-BEST1: Phase 1/2 Study Overview (BIRD-1)

Design	Adaptive, open-label, dose-exploration, safety and tolerability study of subretinal injection of OPGx-BEST1 in adult participants with BVMD or ARB
Dosing Cohorts	1. **Cohort 1: 1.5x10^9 vg/eye** 2. Cohort 2: 4.5x10^9 vg/eye
Objectives	• **Primary:** Safety and tolerability; identify appropriate dose for Phase 3 • **Secondary:** Efficacy
Study Population	• Minimum of 5 participants at each dose level
Status of Cohort 1 (low dose)	5 participants dosed: • ARB (N=2): Data at 6 months • BVMD (N=3): Data at 3 months
Status of Cohort 2 (high dose)	• Enrollment complete with 8 participants (6 surgeries scheduled) • Dosing expected to be completed in Q4 2026

ARB, autosomal recessive bestrophinopathy; BVMD, best vitelliform macular dystrophy.

9

OPUS GENETICS

 *Worse eye deemed study eye.  †ETDRS letters equivalent calculated from logMAR  ARB, autosomal recessive bestrophinopathy; BEST, bestrophin; BVMD, best vitelliform macular dystrophy; ETDRS, Early Treatment Diabetic Retinopathy Study; OCT, optical coherence tomography; OD, right eye; OS, left eye; VA, visual acuity.  Participant Demographics: Low-Dose Cohort 1  101-101  101-104  102-101  102-102  101-106  Age  63  59  50  45  31  Sex  Female  Female  Male  Male  Male  BEST phenotype  ARB  ARB  BVMD  BVMD  BVMD  Baseline VA†  (study eye)  1  50  49  61  47  Baseline VA†  (fellow eye)  43  65  68  72  56  Follow-up duration  6 months  6 months  3 months  3 months  3 months  Severity of disease  End-stage with  significant atrophy  End-stage with  significant atrophy  End-stage with sub-foveal, sub-RPE scar  Advanced stage vitello-eruptive with some scarring  Earlier stage without significant atrophy or scarring  10

Study Endpoints

Microperimetry	Measures pointwise sensitivity of the retina over the lesion • Recent natural history data shows a steady decline over 5 years in BVMD, with most of the decline in the area on the edge of the lesion*
BCVA & LLVA	Methods to measure central fine visual function
Contrast Sensitivity	Measures visual function and is sensitive in patients with central atrophy (used extensively in geographic atrophy studies)
Autofluorescence	A 2-dimensional picture of the retina highlighting vitelliform lesions
OCT	A cross-sectional view of the retina

11

* Bianco L, et al. Natural history of macular sensitivity in Best vitelliform macular dystrophy: microperimetry-derived outcome measures in preparation for clinical trials. Invest Ophthalmol Vis Sci. 2026;67(11):1.

OPUS GENETICS

Safety and Efficacy Summary:
Highly Encouraging Proof-of-Concept Results from Low-Dose Cohort 1

Safety	• **OPGx-BEST1 was well-tolerated in 5/5 participants,** with no SAEs or DLTs
Structural Endpoints	• **80% of participants (4/5) had structural improvements**: • BVMD: 67% of participants (2/3) had a decrease in vitelliform material • ARB: 100% of participants (2/2) had a decrease in intraretinal fluid
Functional Endpoints	• **100% of participants (5/5) had improvements*** in at least one functional measure: • Microperimetry – 75% of participants (3/4) improved • Best Corrected Visual Acuity – 60% of participants (3/5) improved • Low Luminance Visual Acuity – 40% of participants (2/5) improved • Contrast Sensitivity – 40% of participants (2/5) improved • **Earlier-stage participant (101-106)† showed the biggest functional gains,** suggesting a potential benefit from earlier treatment

*Improvements defined as: >5 letters of improvement from baseline and >5 letter improvement from felloweye in BCVA or LLVA, 0.2 logMAR improvement in contrast sensitivity, and ≥5 loci improving by 3 or more decibels in RPE transitional zone on microperimetry.

†101-106 was the youngest participant with most recent onset of disease and less progressive disease than other participants.

ARB, autosomal recessive bestrophinopathy; BVMD, best vitelliform maculardystrophy; DLT, dose-limiting toxicity; logMAR, logarithm ofthe minimum angle of resolution; RPE, retinal pigment epithelium; SAE, serious adverse event.

12

OPUS GENETICS

 Well-tolerated in 100% of participants  No intraocular inflammation  No serious adverse events  No dose-limiting toxicities  No treatment-related systemic AEs  All ocular treatment-related AEs were mild/moderate in severity  No vital sign issues or safety lab findings of note  13  OPGx-BEST1 Demonstrated a Favorable Safety Profile  Independent Data Monitoring Committee Recommended the Phase 1/2 Trial Advance to Cohort 2 at Higher Dose  No intraocular inflammation was observed in any patient at any study visit  *Based on the SUN Working Group Grading Scheme. AE, adverse event.  101-101 101-104  (ARB) (ARB)  102-101  (BVMD)  101-106  (BVMD)  0  102-102  (BVMD)  1+ 2+  (cells in field)*  3+ 4+

Participant-Level Improvement by Endpoint*

Endpoint	101-101 ARB	101-104 ARB	102-101 BVMD	102-102 BVMD	101-106 BVMD
BCVA ≥5 letter improvement compared to baseline and fellow eye	✓			✓	✓
LLVA ≥5 letter improvement compared to baseline and fellow eye	✓				✓
Contrast Sensitivity ≥0.2 logMAR improvement from baseline	✓		✓		
Microperimetry ≥5 loci cluster improvement ≥3 dB	NE	✓		✓	✓
OCT IRF / vitelliform material reduced	✓	✓		✓	✓

✓ Improvement

NE: Not evaluable

*Improvement defined as: ≥5 letters of improvement from baseline in BCVA or LLVA and ≥5 letter improvement compared to fellow eye, ≥0.2 logMAR improvement from baseline in contrast sensitivity, and ≥5 loci cluster improvement by ≥3 decibels in Transitional Zone on microperimetry.

ARB, autosomal recessive bestrophinopathy; BCVA, best corrected visual acuity; BVMD, best vitelliform macular dystrophy; dB, decibel; IRF, intraretinal fluid; LLVA, low luminance visual acuity; logMAR, logarithm of the minimum angle of resolution; OCT, optical coherence tomography.

14

OPUS GENETICS

 2  0  -2  -4  -6  14  12  10  8  6  4  Baseline  M1  M3  Change from Baseline in BCVA (Letters Equivalent)  All Treated Eyes (N=5)  All Fellow Eyes (N=5)  Treated Eyes with Structural Improvement (N=4)*  Corresponding Fellow Eyes (N=4)*  Mean BCVA Improved from Baseline Through 3 Months in Cohort 1  *Excludes Participant 102-101 due to significant foveal atrophy (with a subfoveal, sub-RPE scar) at baseline, likely exclusionary from the pivotal trial. Participant 102-101 had a 0.2 logMAR decrease in vision from baseline, all other participants had an improvement in vision; Participant 102-101 had a meaningful improvement in contrast sensitivity.  Error bars represent the standard error of the mean. BCVA, best corrected visual acuity; M, month.  15  +9 Letters  -3 Let  ters

Microperimetry Showed BVMD Improvement in the Treated RPE Transitional Zone

Defining the Transitional Zone

- Border area surrounding the atrophic lesion with RPE and photoreceptors that are structurally intact but functionally compromised or at risk of imminent atrophic progression
- Highest potential to be rescued with OPGx-BEST1
- **Treated RPE Transitional Zone** is the area of rescuable photoreceptors around the atrophic lesion where OPGx-BEST1 treatment is administered
- New natural history data**: untreated BVMD sensitivity only declines with highest rate detected in the transition zone – No untreated eye met the 3db improvement threshold, consistent with fellow eyes in cohort 1

75% 3/4 evaluable participants* demonstrated **retinal sensitivity improvement†** in the Transitional Zone


Baseline
Month 3
Treated Area
Reduction in vitelliform material
Treated RPE Transitional Zone showing all loci that improved by ≥3 dB (circled) correlate with reduced vitelliform material
Central atrophy
Autofluorescence
Microperimetry

FDA aligned on ≥3 dB change from baseline in ≥5 loci in treated RPE Transitional Zone anchored to a patient reported outcome

*All eyes includes all evaluable patients (n=4); 101-101 could not complete microperimetry due to low vision.

** Bianco L, et al. Natural history of macular sensitivity in Best vitelliform macular dystrophy: microperimetry-derived outcome measures in preparation for clinical trials. Invest Ophthalmol VisSci. 2026;67(11):1.

†Improvement is defined as ≥5 loci area within the treated transitional zone improving by ≥3 dB from baseline.

dB, decibel; FDA, Food and Drug Administration; RPE, retinal pigment epithelium.

16

Structural Improvements Seen in BVMD and ARB Participants

- **BVMD: 67% of participants (2/3) had reduction in vitelliform material on multimodal imaging**
  - All three BVMD participants had improvements in visual function, with highest gains in areas of vitelliform material reduction
- **ARB: 100% of participants (2/2) had reduction in intraretinal fluid on OCT**
  - Both ARB participants had improvements in visual function in areas where intraretinal fluid decreased
- **Functional gains were co-localized to structural improvements**
  - Retinal sensitivity improved in the treated transitional zone at the edge of the lesion where fluid was minimal
  - Fixation moved from outside the lesion to within the lesion in all four evaluable participants
  - Areas of the transitional zone treated within the subretinal bleb had the highest functional gains


STAGE 1
Pre-vitelliform
VITELLIFORM DEPOSITS
Photoreceptors
Retinal Pigment Epithelium
Bruch's Membrane
Choriocapillaris
STAGE 2
Vitelliform
VITELLIFORM LESION
STAGE 3
Pseudohypopyon
PSEUDOHYPOPYON
STAGE 4
Vitelliruptive
SUBRETINAL FLUID
FRAGMENTED VITELLIFORM MATERIAL
STAGE 5
Atrophy/Fibrosis
ATROPHY
Stages of BVMD

Results Inform Future Enrollment
Earlier-stage participants showed the greatest structural and functional improvements, suggesting earlier intervention may yield improved outcomes

17
ARB, autosomal recessive bestrophinopathy; BCVA, best corrected visual acuity; BVMD, best vitelliform macular dystrophy; CS, contrast sensitivity; LLVA, low luminance visual acuity; logMAR, logarithm of the minimum angle of resolution; OCT, optical coherence tomography.

OPUS GENETICS

 Post-Treatment Participant Feedback  101-101  ARB  Able to see on the eye chart for the first time in 30 years  Wants the second eye treated  102-102  BVMD  Wants the second eye treated  Reports less eye strain after prolonged computer work; colors on TV appear brighter and clearer  Happy with the study, mostly stable vision  101-104  ARB  102-101  BVMD  101-106  BVMD  18  ARB, autosomal recessive bestrophinopathy; BVMD, best vitelliform macular dystrophy.

 Participant Case Studies & Next Steps  Ash Jayagopal, PhD  Chief Scientific and Development Officer  19

Participant 101-106 (BVMD): Microperimetry Improvements

Baseline

Month 3



- Threshold for success ≥ 3dB
- Average improvement in Treated Transitional Zone (TTZ) = 3.125 dB
  - Fellow eye TZ = 0.5 dB
- 7 loci had ≥3 dB improvement (circled)

This participant met the microperimetry threshold for success of ≥ 3dB.

BVMD, best vitelliform macular dystrophy; dB, decibel; RPE, retinal pigment epithelium, TTZ; Treated transitional zone.
Treated transitional zone follows the vitelliform arcas seen on fundus autofluorescence and OCT
Microperimetry loci were not pre-specified

20

OPUS GENETICS

Participant 101-106 (BVMD): Vitelliform Material Reduction Co-localized with Microperimetry Improvements



Baseline
Month 3
200 µm
Vitelliform lesions reduced



Baseline
Month 3

Lesion reduction consistent with improved function of RPE cells and treatment activity as indicated in microperimetry improvements

BVMD, best vitelliform macular dystrophy; dB, decibel; RPE, retinal pigment epithelium.

21

 Baseline  Month 3  Participant 102-102 (BVMD): Microperimetry Improvements  22  BVMD, best vitelliform macular dystrophy; dB, decibel; RPE, retinal pigment epithelium, TTZ: Treated transitional zone. Yellow box represents the treated transitional zone  Microperimetry loci were not prespecified  Threshold for success > 3 dB  Average improvement in TTZ = 3.5 dB  Fellow eye TZ = 0.5 dB  6 loci had ≥ 3 dB improvement (circled) – clustered within the treated transitional zone  This participant met the microperimetry threshold for success of > 3dB.

Participant 102-102 (BVMD): Microperimetry Improved in the Treated RPE Transitional Zone


Baseline
Month 3
200 µm
Baseline
Month 3
Fixation moves to a more natural location in the fovea
Vitelliform material decreased

23

BVMD, best vitelliform macular dystrophy; dB, decibel; RPE, retinal pigment epithelium.
Yellow box represents treated transitional zone

OPUS GENETICS

Participant 102-101 (BVMD): Photoreceptor and RPE Atrophy Limit Improvement


Baseline
1 Month
3 Months

Most Advanced BVMD Participant
Sub RPE Atrophy and Scarring, Exclusionary from a potential pivotal trial
Vitelliform material Changes Over Time
CS improvements akin to observations in Geographic Atrophy

Images are consecutive registered OCT rasters at baseline, 1 month, and 3 months.
BVMD, best vitelliform macular dystrophy; OCT, optical coherence tomography; RPE, retinal pigment epithelium; CS, Contrast Sensitivity.
CS improvements defined as ≥2 dB change from baseline

24

OPUS GENETICS

 P a r a f o v e a l A r e a  I n f e r i o r A r e a  Baseline  Month 3  Month 6  Participant 101-101 (ARB): Functional and Structural Outcomes Through 6 Months  Functional improvement maintained to 6 months on BCVA, CS, and LLVA  Unable to perform MP due to poor baseline vision  IRF decreased at 3 months in the parafoveal area  Fluctuations observed in both areas between 3  and 6 months  25  ARB, autosomal recessive bestrophinopathy; BCVA, best corrected visual acuity; BL, baseline; IRF, intraretinal fluid; CFB, change from baseline.  BL M1 M2 M3 M4 M5 M6 12  9 9  0  5  10  15  BCVA CFB  (Letters equivalent)  Study Eye - OS (Treated) Fellow Eye - OD (Untreated)

Participant 101-104 (ARB): Microperimetry Improvement

Baseline	
Month 6	

- Threshold for success: ≥3 dB change
- Average improvement in area of IRF = 3.3 dB
  - Fellow eye corresponding area = 2.3 dB
- 13 loci had ≥3 dB improvement (circled) – clustered within the TTZ

This participant met the microperimetry threshold for success of ≥3 dB

26

Total macular IRF volume = 19.06 µl at baseline, 7.55 µl at 6 months.
Microperimetry loci were not prespecified
ARB, autosomal recessive bestrophinopathy; dB, decibel; IRF, intraretinal fluid; RPE, retinal pigment epithelium; TTZ; treated transitional zone.

OPUS GENETICS

Participant 101-104 (ARB): IRF Improvement Co-localized with Microperimetry Improvement



Baseline
Month 6
200 µm

Fixation moves to a more natural location in the fovea

Two areas of baseline intraretinal fluid

27

Total macular intraretinal fluid volume: Baseline = 19.06 µl, Month 6 = 7.55 µl
ARB, autosomal recessive bestrophinopathy; dB, decibel; IRF, intraretinal fluid; RPE, retinal pigment epithelium.
Yellow circles denote pockets of intraretinal fluid

 4 milestones cleared on the path to pivotal  OPGx-BEST1 Advancing Based on Positive Cohort 1 Results  1 2  3  4  Well-tolerated with no SAEs, no DLTs, and no intraocular inflammation  Efficacy observed on both functional and structural endpoints  Positive FDA Type C meeting aligned on potential pivotal endpoint with microperimetry  CMC, chemistry, manufacturing, and controls; DLT, dose-limiting toxicity; FDA, Food and Drug Administration; IDMC, independent data monitoring committee; SAE, serious adverse event.  28  75% of Cohort 1 evaluable participants met the microperimetry threshold for success of > 3dB

 Program Summary and Next Steps  George Magrath, MD Chief Executive Officer  29

Accomplished Significant OPGx-BEST1 Program Milestones

PH 1/2 COHORT 2 STATUS

Dose
$4.5x10^9$ vg/eye

Enrollment
Already **over-enrolled**
- Originally planned for 5 participants
- Over-enrollment of 8 participants

Clinical Development Timeline*
- Dosing expected to be completed Q4 2026
- Topline 3-month data expected Q2 2027
- **Pivotal trial planning initiated, dosing expected in 2027**

REGULATORY STATUS

August 2026 FDA Type C meeting
- Aligned on Phase 3 CMC
- Constructive dialogue on potential endpoint options for Phase 3

Potential Pivotal Endpoints
- **Use of ≥3 dB microperimetry improvement in ≥5 prespecified loci area** and;
    - Randomized controlled trial with a patient-reported outcome
- BCVA, LLVA, contrast sensitivity may also be acceptable endpoints

Next Regulatory Interaction
- Following early data from Cohort 2

*Clinical development timelines are based on current estimates and are subject to change; data readouts are targeted for ~9-12 months after study initiation.

ARB, autosomal recessive bestrophinopathy; BCVA, best corrected visual acuity; BVMD, best vitelliform macular dystrophy; CMC, chemistry, manufacturing, and controls; dB, decibels; FDA, Food and Drug Administration; LLVA, low luminance visual acuity; RPE, retinal pigment epithelium.

30

OPUS GENETICS

Current Cash to Support Multiple Clinical Inflection Points

Current cash runway extends into 2029, funding five clinical programs through multiple critical inflection points

Sept 2026
BEST1 Phase 1/2 Cohort 1 3-month results

Oct 2026
PDUFA date for Phentolamine sNDA

Q4 2026
LCA5 Phase 3 dosing initiation

Q4 2026
RDH12 clinical study initiation

Q1 2027
MERTK clinical study initiation

Q2 2027
BEST1 Cohort 2 results

2027
BEST1 Pivotal Study Start

4 Clinical Data Readouts Expected in 2027:

BEST1, LCA5, RDH12, MERTK

Clinical development timelines are based on current estimates and are subject to change; data readouts are targeted for ~9-12 months after study initiation.
Phentolamine ophthalmic solution 0.75% is a commercial partnered program; it is FDA-approved for the treatment of pharmacologically-induced mydriasis; an sNDA has been submitted for the treatment of presbyopia.
BEST1, bestrophin 1; LCA5, Leber congenital amaurosis 5; MERTK, MER proto-oncogene tyrosine kinase; PDUFA, Prescription Drug User Fee Act; PRV, Priority Review Voucher; RDH12, retinol dehydrogenase 12; RHO, rhodopsin; sNDA, supplemental New Drug Application.

31

OPUS GENETICS

 N a s d a q : I R D

 33  Mark E. Pennesi, MD, PhD, FARVO  Leading ophthalmologist, researcher specializing in inherited retinal diseases, and pioneer in gene therapy  Current Appointments  Chief Medical Officer, Steve and Debbie Gray Inherited Retinal Degeneration Endowed Chair; Director, Inherited Retinal Degeneration Center – Retina Foundation, Dallas, Texas  Adjunct Professor of Ophthalmology – Paul H. Casey Ophthalmic Genetics Division, Casey  Eye Institute, Oregon Health & Science University, Portland, Oregon  Education  B.S. in Biomedical Engineering, University of Pennsylvania (summa cum laude); Combined MD/PhD, Baylor College of Medicine; Ophthalmology residency, UCSF; Ophthalmic genetics fellowship, Casey Eye Institute/OHSU  Research and Awards  Research focuses on developing novel treatments for inherited retinal diseases  Author of 170+ peer-reviewed publications; principal or co-principal investigator on numerous first-in-human gene therapy trials  Research to Prevent Blindness and the Foundation Fighting Blindness have recognized Dr. Pennesi with career development awards; Additionally, he was the recipient of the 2011 ARVO/Alcon Early Clinician Scientist, the Alcon Young investigator Award in 2014, and the Casey Eye Institute Resident teach award

 34  Q&A with Opus Management and Dr. Pennesi  Ash Jayagopal, PhD, MBA  Chief Scientific & Development Officer  Sally Tucker, MCOptom, PhD  Chief Medical Officer  Rob Gagnon, CPA, MBA  Chief Financial Officer  Mark E. Pennesi, MD, PhD, FARVO Retina Foundation of the Southwest Dallas, TX  George Magrath, MD  Chief Executive Officer  Ben Yerxa, PhD  President

 Appendix  35

BEST1 Market Landscape Quantitative Market Research

BEST1 Patients: Estimated Inputs

Patient Group	Definition	Est. Value
Genetic	BEST1 genotype (with or without symptoms)	**~46,000 – 87,000 patients**
Symptomatic	Diagnosed + undiagnosed (with ocular symptoms)	**~23,600 patients**
Diagnosed (Post-onset)	Diagnosed (with ocular symptoms)	**~13,000 patients**
Diagnosed (Genetically Confirmed)	Diagnosed with genetic confirmation	**~8,400 patients**
Undiagnosed (Post-onset)	Undiagnosed (with ocular symptoms)	**~10,600 patients**

BEST1 Mutation: Estimated Subpopulations



Genetic
46,000 – 87,000 pts
Symptomatic
23,600 pts
Undiagnosed: 10,600 pts
Diagnosed
(Post-Onset)
13,000 pts
Diagnosed
(Genetic)
8,400 pts

36 Triangle Insights Group Research, Q3 2026.